EXHIBIT 21

SUBSIDIARIES of XEROX CORPORATION

The following companies are subsidiaries of Xerox Corporation as of December 31, 2012. Unless otherwise noted, a subsidiary is a company in which Xerox Corporation or a subsidiary of Xerox Corporation holds 50% or more of the voting stock. The names of other subsidiaries have been omitted as they would not, if considered in the aggregate as a single subsidiary, constitute a significant subsidiary:

Name of Subsidiary/Affiliate	Jurisdiction of Incorporation
ACS@Xerox LLC	Delaware
ACS Holdings (UK) LLP	United Kingdom (48)
Global Imaging Systems, Inc.	Delaware
American Photocopy Equipment Company of Pittsburgh, LLC	Delaware
Arizona Office Technologies, Inc.	Arizona
Berney Office Solutions, LLC	Alabama
N&L Enterprises, LLC	Alabama
Capitol Office Solutions, LLC	Delaware
Carolina Office Systems, Inc.	South Carolina
Carr Business Systems, Inc.	New York
Chicago Office Technology Group, Inc.	Illinois
ComDoc, Inc.	Ohio
Connecticut Business Systems, LLC	Delaware
Conway Office Products, LLC	New Hampshire
Business Equipment Unlimited	Maine
Cameron Office Products, LLC	Massachusetts
Eastern Managed Print Network, LLC	New York
Northeast Copier Systems, LLC	Massachusetts
CopyCo Office Solutions, Inc.	Indiana
CTX Business Solutions, Inc.	Oregon
Dahill Office Technology Corporation	Texas (34)
Denitech Corporation	Texas
Electronic Systems, Inc.	Virginia
TML Enterprises, Inc.	Virginia
GDP Finance, Inc.	Georgia
Georgia Duplicating Products, Inc.	Georgia
Global Iowa, Inc.	Iowa
Global Iowa Finance, Inc.	Iowa
Midwest Business Solutions, Inc.	Iowa
Premier Office Equipment, Inc.	Iowa
ImageQuest, Inc.	Kansas
Image Technology Specialists, Inc.	Massachusetts
Inland Business Machines, Inc.	California
Precision Copier Service, Inc. d/b/a Sierra Office Solutions	Nevada
Lucas Business Systems, Inc.	Delaware
Lewan & Associates, Inc.	Colorado
Imaging Concepts of New Mexico, Inc.	New Mexico
Merizon Group Incorporated	Wisconsin

Michigan Office Solutions, Inc.	Michigan
Minnesota Office Technology Group, Inc.	Minnesota
Mr. Copy, Inc.	California
MRC Smart Technology Solutions, Inc.	California
MWB Copy Products, Inc.	California
SoCal Office Technologies, Inc.	California
Martin Whalen Office Solutions, Inc.	Illinois
MW Leasing Company	Illinois
Quality Business Systems, Inc.	Washington
Boise Office Equipment, Inc.	Idaho
R. K. Dixon Company	Iowa
Saxon Business Systems, Inc.	Florida
Stewart Business Systems, LLC	New Jersey
Xerox Audio Visual Solutions, Inc.	Georgia
Daniel Communications, Inc.	Alabama
Zoom Imaging Solutions, Inc.	California
GroupFire, Inc.	California
Gyricon, LLC	Delaware
Institute for Research on Learning	Delaware
LaserNetworks Inc.	Delaware
Lateral Data, L.P.	Texas
NewField Information Technology LLC	Pennsylvania
NewPARC LLC	Delaware
Pacific Services and Development Corporation	Delaware
Palo Alto Research Center Incorporated	Delaware
Proyectos Inverdoco, C.A.	Venezuela
SCC Burton Corporation	Delaware
The Xerox Foundation	Delaware
Xerox Argentina Industrial y Comercial S.A.	Argentina (1)
Xerox Business Services, LLC	Delaware
ACS Application Management Services, LLC	California
Agilera, LLC	Delaware
Agilera Messaging, LLC	Delaware
ACS BRC Holdings, LLC	Delaware
ACS Enterprise Solutions, LLC	Delaware
ACS BPO Services, Inc.	Delaware
Government Records Services, Inc.	Delaware
Title Records Corporation	Delaware
ACS Government Systems, Inc.	Delaware
ACS TMC, Inc.	Delaware
Digital Information Systems Company, L.L.C.	Georgia
Xerox Audit & Compliance Solutions, LLC	Delaware
Xerox Heritage, LLC	Virginia
Xerox State Healthcare, LLC	Delaware
ACS EDI Gateway, Inc.	Delaware
Consultec IPA, Inc.	New York

Xerox Federal Solutions LLC	Delaware
ACS Health Care, Inc.	Oregon
CredenceHealth, Inc.	Tennessee
MidasPlus, Inc.	Arizona
Statit Software, Inc.	Oregon
ACS CompIQ Corporation	Nevada
ACS Consultant Holdings Corporation	Delaware
Xerox Consultant Company, Inc.	Michigan
Superior Venture Partner, Inc.	Pennsylvania
ACS e-Services, LLC	Delaware
e-Services Group (St. Lucia) Ltd.	St. Lucia
e-Services Group International (Jamaica) Limited	Jamaica (47)
ACS Health Administration, Inc.	Delaware
ACS Healthcare Analytics, Inc.	Delaware
ACS Human Resources Solutions, LLC	Delaware
Buck Consultants, LLC	Delaware
Buck Consultants Limited/Conseilliers Buck Limitee	Ontario
Buck Consultants Insurance Agency Limited	Ontario
Buck Consultants	Belgium (44)
Buck Kwasha Securities LLC	Delaware
LiveWire, LLC	Missouri
Xerox HR Solutions, LLC	Pennsylvania
Xerox HR Solutions, LLP	Delaware (67)
ACS HR Solutions UK Limited	United Kingdom
ACS HR Solutions World Services, LLC	Delaware
Xerox Relocation & Assignment Services, LLC	Delaware
ACS Image Solutions, Inc.	Louisiana
ACS IT Solutions, LP	Delaware (45)
ACS Lending, Inc.	Delaware (41)
ACS Business Services, LLC	Delaware
ACS/ECG Holdings, LLC	Delaware
ACS Defense, LLC	Delaware
ACS Outsourcing Solutions, Inc.	Michigan
ACS Print and Mail Services, Inc.	Michigan
ACS Properties, LLC	Delaware
ACS Marketing, L.P.	Delaware (42)
ACS Protection Services, Inc.	Texas
ACS Puerto Rico, LLC	Puerto Rico
ACS REBGM, Inc.	Illinois
ACS Recovery Services, Inc.	Delaware
ACS Solutions Poland Sp. z.o.o.	Poland
ACS TradeOne Marketing, Inc.	Delaware
ACS Securities Services, Inc.	Texas
etravelexperts, LLC	Delaware
ACS Transport Solutions, Inc.	Georgia
ACB Airport Solutions, LLC	Georgia (46)

ACS Solutions de Mexico S.A. de C.V.	Mexico (68)
ACS Trust I	Delaware
ACS Trust II	Delaware
ACS Welfare Benefit Trust	Texas
Breakaway Healthcare and Life Sciences, LLC	Colorado
Health Technology Acquisition Company	Indiana
Outsourced Administrative Systems, Inc.	Indiana
Intellinex LLC	Delaware
LiveBridge, Inc.	Oregon
Newspaper Services Holding, Inc.	Oregon
ACS Contact Solutions of Canada, ULC	Nova Scotia
Restaurant Technology Services, LLC	Delaware
RTS Information Consulting (Chengdu) Co. Ltd	China
Restaurant Technology Services UK Limited	United Kingdom
Specialty I, LLC	Delaware
The National Abandoned Property Processing Corporation	Delaware
Wagers & Associates, Inc.	Colorado
Wireless Data Services North America, Inc.	Washington
Wireless Data Services (Operations), Inc.	Idaho
WDS Global-Texas, Inc.	Texas
Xerox Care and Quality Solutions, Inc.	Wisconsin
Xerox Commercial Solutions, LLC	Nevada
ACS Global, Inc.	Delaware
Affiliated Computer Services (Australia) Pty Ltd.	Australia
ML Colombia S.A.	Colombia (51)
Market Line Peru S.A.C.	Peru (52)
Market Line S.A.	Argentina (49)
Market Line Chile S.A.	Chile (50)
CDR Associates, L.L.C.	Delaware
Education Sales and Marketing, LLC	Colorado
ESM Chaperone, LLC	Colorado
TMS Health, LLC	Delaware
Truckload Management Services, Inc.	Colorado
Xerox Education Services, Inc.	Delaware
ACS Asset Management Group, Inc.	Oregon
Education Services Company	Delaware
ACS Education Loan Services LLC	Delaware
Xerox Education Solutions, LLC	Delaware
Xerox State & Local Solutions, Inc.	New York
ACS Human Services, LLC	Indiana
ACS Middle East, Inc.	Delaware
ACS China Solutions Hong Kong Limited	Hong Kong
ACS Road Technology Services (Beijing) Co. Ltd.	China
ParkIndy LLC	Delaware
Transaction Processing Specialists, Inc.	Texas
Xerox Capital LLC	Turks & Caicos Islands (9)

Xerox de Chile S.A.	Chile (40)
Xerox Developing Markets Limited	Bermuda
Sidh Securities Limited	Mauritius
Xerox DNHC LLC	Delaware
Xerox del Ecuador, S.A.	Ecuador (32)
Xerox Engineering Systems NV	Belgium
Xerox Export, LLC	Delaware
Xerox Europe Finance Limited Partnership	Scotland (20)
Xerox European Funding LLC	Delaware
Affiliated Computer Services Holdings (Luxembourg) S.A.R.L.	Luxembourg
Xerox Finance, Inc.	Delaware
Xerox Investments Holding (Bermuda) Limited	Bermuda
Xerox Financial Services LLC	Delaware
Xerox Foreign Sales Corporation	Barbados
Xerox d'Haiti, S.A.	Haiti
Xerox Holdings, Inc.	Delaware
Talegen Holdings, Inc.	Delaware
Xerox International Joint Marketing, Inc.	Delaware
Xerox International Partners	California (10)
Xerox Investments Europe B.V.	Netherlands
XC Global Trading B.V.	Netherlands
XC Trading Singapore Pte Ltd.	Singapore
XC Trading Hong Kong Limited	Hong Kong
XC Trading Japan G.K.	Japan
XC Trading Korea YH	Korea
XC Trading Malaysia	Malaysia
XC Trading Shenzhen Co., Ltd.	China
Xerox Holdings (Ireland) Limited	Ireland
Xerox (Europe) Limited	Ireland
Monocolour Limited	Ireland
NewField Information Technology Limited	United Kingdom
Xerox XF Holdings (Ireland) Limited	Ireland
Xerox Finance (Ireland) Limited	United Kingdom
Xerox Israel Ltd.	Israel
Xerox Middle East Investments (Bermuda) Limited	Bermuda
Bessemer Insurance Limited	Bermuda
Reprographics Egypt Limited	Egypt
Xerox Egypt S.A.E.	Egypt (5)
Xerox Finance Leasing S.A.E.	Egypt (3)
Xerox Equipment Limited	Bermuda
Xerox Maroc S.A.	Morocco (2)
Xerox Products Limited	Bermuda (16)
Xerox UK Holdings Limited	United Kingdom
Triton Business Finance Limited	United Kingdom
Xerox Trading Enterprises Limited	United Kingdom
Xerox Overseas Holdings Limited	United Kingdom

Xerox Business Equipment Limited	United Kingdom
Xerox Computer Services Limited	United Kingdom
Xerox Mailing Systems Limited	United Kingdom
Xerox Limited	United Kingdom
Affiliated Computer Services International B.V.	Netherlands
ACS-BPS (Ghana) Limited	Ghana
ACS BPS de Guatemala S.A.	Guatemala (70)
ACS Business Process Solutions Limited	United Kingdom
ACS Malta Limited	Malta (66)
ACS Worldwide Lending Limited	United Kingdom
Buck Consultants Limited	United Kingdom
Bevis Trustees Limited	United Kingdom
Buckingham Trustees Limited	United Kingdom
Buck Consultants (Healthcare) Limited	United Kingdom
Buck Consultants (Administration & Investment) Limited	United Kingdom
Talking People Limited	United Kingdom
Spur Information Solutions Limited	United Kingdom
Syan Holdings Limited	United Kingdom
ACS Information Technologies UK Limited	United Kingdom
Anix Group Limited	United Kingdom
Anix Business Systems Limited	United Kingdom
Anix Computers Limited	United Kingdom
PR Systems Limited	United Kingdom
Syan Technology Limited	United Kingdom
VBHG Limited	United Kingdom
Anix Holdings Limited	United Kingdom
Blue River Systems Limited	United Kingdom
Posetiv Limited	United Kingdom
Red Squared Limited	United Kingdom
Wireless Data Services Limited	United Kingdom
Hugh Symons Wireless Data Services Pty. Limited	Australia
Wireless Data Services (Asia Pacific) PTE Ltd.	Singapore
Wireless Data Services (Proprietary) Limited	South Africa
ACS (Cyprus) Holdings Limited	Cyprus
Affiliated Computer Services of India Private Limited	India (58)
ACS Czech Republic s.r.o.	Czech Republic
ACS HR Solutions Nederland B.V.	Netherlands
ACS HR Solutions Share Plan Services (Guernsey) Limited	Guernsey
ACS of the Philippines, Inc.	Philippines (62)
ACS Solutions Chile SA	Chile (57)
ACS Solutions Hong Kong Limited	Hong Kong
ACS Solutions of Puerto Rico, Inc.	Puerto Rico
ACS Solutions Schweiz AG	Switzerland
Affiliated Computer Services Austria GmbH	Austria
Affiliated Computer Services do Brasil Ltda.	Brazil (55)
ACS HR Solucoes Servicos de Recursos Humanos do Brasil Ltda.	Brazil (72)

Affiliated Computer Services (Fiji) Limited	Fiji (59)
Affiliated Computer Services GmbH	Switzerland
Affiliated Computer Services International (Barbados) Limited	Barbados
ACS Business Process Solutions (Dominican Republic), S.A.	Dominican Republic (54)
ACS Business Process Solutions (Jamaica) Limited	Jamaica (53)
Affiliated Computer Services Ireland Limited	Ireland
Affiliated Computer Services Malaysia Sdn. Bhd.	Malaysia (61)
Affiliated Computer Services (Netherlands) B.V.	Netherlands
Affiliated Computer Services of Poland Sp. z.o.o.	Poland (63)
Affiliated Computer Services South Africa (Proprietary) Limited	South Africa
Affiliated Computer Services (Tianjin) Co., Ltd.	China
Veenman B.V.	Netherlands
Veenman Financial Services B.V.	Netherlands
Wilhaave Groep B.V.	Netherlands
Unamic Holding B.V.	Netherlands
Unamic/HCN B.V.	Netherlands
Telenamic N.V.	Suriname (73)
Unamic/HCN BVBA	Belgium (74)
Unamic HCN Musterfi Hizmetleri Limited Sirketi	Turkey (75)
Xerox Holding (Nederland) B.V.	Netherlands
Xerox Manufacturing (Nederland) B.V.	Netherlands
Xerox Office Printing Distribution B.V.	Netherlands
Xerox (Nederland) BV	Netherlands
"Veco” Beheer Onroerend Goed BV	Netherlands
Xerox Document Supplies BV	Netherlands
Xerox Financial Services B.V.	Netherlands
Xerox Services BV	Netherlands
Continua Limited	United Kingdom
Continua Sanctum Limited	United Kingdom
Limited Liability Company Xerox (C.I.S.)	Russia
The Xerox (UK) Trust	United Kingdom
Xerox AS	Norway
Xerox Austria GmbH	Austria
Xerox Global Services GmbH	Austria
Xerox Leasing GmbH	Austria
Xerox Office Supplies GmbH	Austria
Xerox Bulgaria EOOD	Bulgaria
Xerox Buro Araclari Ticaret ve Servis A.S.	Turkey
Xerox Canada Inc.	Ontario
Xerox (Barbados) SRL	Barbados (14)
Xerox Finance (Luxembourg) Sarl	Luxembourg
Xerox Canada Finance Inc.	Ontario
ACS Public Sector Solutions Inc.	Canada
ACS Business Process Solutions de Mexico S.A. de C.V.	Mexico (56)
ACS Government Solutions Canada Inc.	Ontario
ACS HR Solutions Canada Co.	Nova Scotia

Xerox Canada Ltd.	Canada (4)
LaserNetworks Inc.	Ontario
6999816 Canada Inc.	Canada
Green Imaging Supplies Inc.	Canada
Xerox Financial Services Canada Ltd.	Ontario
Xerox Capital (Europe) Limited	United Kingdom
Concept Group Limited	Scotland
Concept Group (Sales) Limited	Scotland
Imaging Business Systems (N.I.) Limited	Northern Ireland
Irish Business Systems Limited (Republic of Ireland)	Republic of Ireland
Xerox AG	Switzerland
Xerox A/S	Denmark
Xerox Financial Services Danmark A/S	Denmark
Xerox Finance AG	Switzerland
Xerox Sverige AB	Sweden
Xerox (UK) Limited	United Kingdom
Bessemer Trust Limited	United Kingdom
Xerox Finance Limited	United Kingdom
Xerox Channels Limited	United Kingdom
XEROX CZECH REPUBLIC s r.o.	Czech Republic
Xerox Espana, S.A.U.	Spain
Affiliated Computer Services of Spain, S.L., Sociedad Unipersonal	Spain
Affiliated Computer Services Solutions Spain, S.L.	Spain
Buck Consultants, S.L.	Spain
Xerox Fabricacion S.A.U.	Spain
Xerox Renting S.A.U.	Spain
Xerox Office Supplies S.A.U.	Spain
Xerox Exports Limited	United Kingdom
Xerox Financial Services Belux NV	Belgium
Xerox Financial Services Norway AS	Norway
Xerox Financial Services Sverige AB	Sweden
Xerox Hellas AEE	Greece
Xerox Holdings Deutschland GmbH	Germany
Affiliated Computer Services of Germany GmbH	Germany
ACS Holdings (Germany) GmbH	Germany
ACS HR Solutions Deutschland GmbH	Germany
Xerox IT Services GmbH	Germany
Xerox GmbH	Germany
Xerox Dienstleistungsgesellschaft GmbH	Germany
Xerox Leasing Deutschland GmbH	Germany
Xerox Reprographische Services GmbH	Germany
Xerox Hungary Trading Limited	Hungary
Xerox (Ireland) Limited	Ireland
Xerox India Limited	India (8)
Xerox Kazakhstan Limited Liability Partnership	Kazakhstan
Xerox Management Services N.V.	Belgium

Xerox N.V.	Belgium
Xerox Luxembourg SA	Luxembourg (27)
Xerox Oy	Finland
Xerox Financial Services Finland Oy	Finland
Xerox Pensions Limited	United Kingdom
Xerox Polska Sp.zo.o	Poland
Xerox Portugal Equipamentos de Escritorio, Limitada	Portugal (21)
CREDITEX - Aluguer de Equipamentos S.A.	Portugal
Xerox Professional Services Limited	United Kingdom
Xerox Property Services Limited	United Kingdom
Xerox (Romania) Echipmante Si Servici S.A.	Romania
Xerox Serviços e Participações Ltda	Brazil
Xerox Comercio e Industria Ltda	Brazil
Xerox Slovenia d.o.o.	Slovenia
Xerox S.p.A.	Italy
ACS Solutions Italia, S.p.A.	Italy
Nuova Karel Soluzioni S.r.l. unipersonale	Italy
Xerox Financial Services Italia S.p.A.	Italy
Xerox Italia Rental Services Srl	Italy
Xerox Italia Services S.p.A.	Italy
XLW S.r.l.	Italy
Eagle Connect Sh.p.k.	Albania
Voice Star Sh.p.k.	Albania
XLW Star S.r.l.	Romania
Xerox Telebusiness GmbH	Germany
Xerox (Ukraine) Ltd LLC	Ukraine (17)
Xerox S.A.S.	France (22)
Affiliated Computer Services Holdings (France) S.A.S.	France
Affiliated Computer Services Business Process Solutions S.A.S.	France (64)
Affiliated Computer Services Strategic Support (France) E.U.R.L.	France
Affiliated Computer Services Solutions France S.A.S.	France
ACS Solutions Peru S.A.	Peru (65)
Xerobail SAS	France
Xerox Financial Services SAS	France (23)
Xerox Document Supplies SNC	France (24)
Xerox General Services SAS	France
Xerox XHB Limited	Bermuda
Xerox XIB Limited	Bermuda
XRO Limited	United Kingdom
Nemo (AKS) Limited	United Kingdom
XRI Limited	United Kingdom
RRXH Limited	United Kingdom
RRXO Limited	United Kingdom
RRXIL Limited	United Kingdom
Xerox Latinamerican Holdings, Inc.	Delaware
Xerox Lease Receivables I, LLC	Delaware

Xerox Lease Receivables 2012-2 LLC	Delaware
Xerox Mexicana, S.A. de C.V.	Mexico (28)
Xerox Mortgage Services, Inc.	Delaware
Xerox Overseas, Inc.	Delaware
XC Asia LLC	Delaware
Xerox del Peru, S.A.	Peru (30)
Xerox Realty Corporation	Delaware
Xerox Trade Receivables II LLC	Delaware
Xerox Trinidad Limited	Trinidad
XESystems Foreign Sales Corporation	Barbados
XMPie Inc.	Delaware
Nuvisio Corporation	Delaware
Nuvisio, Ltd.	Israel
XMPie, Ltd.	Israel

(1)	Xerox Corporation owns 90% of the shares of Xerox Argentina; the remaining 10% is owned by Pacific Services and Development Corporation, a wholly-owned subsidiary of Xerox Corporation.

(2)	Owned 99.9% by XMEIBL and .1% by several individuals.

(3)	Owned 96% by Xerox Egypt S.A.E., 3% by Xerox Middle East Investments (Bermuda) Limited and 1% by Egyptian Finance Company S.A.E.

(4)	Owned 80.24% by Xerox Canada Inc. and 19.76% by Xerox Canada Finance Inc.

(5)	Owned 75% by Xerox Middle East Investments (Bermuda) Limited and 25% by Egyptian Finance Company S.A.E

(6)	[RESERVED]

(7)	[RESERVED]

(8)	Xerox Corporation indirectly owns 89.3% and 10.7% is privately held.

(9)	Owned 99.9% by Xerox Corporation and .1% by Pacific Services and Development Corporation, a wholly-owned subsidiary of Xerox Corporation

(10)	Xerox International Partners is a California general partnership between FX Global, Inc. (49%) and Xerox International Joint Marketing, Inc. (51%).

(11)	[RESERVED]

(12)	[RESERVED]

(13)	[RESERVED]

(14)	Owned 88.27% by Xerox Canada Inc. and 11.73% by Xerox Corporation

(15)	[RESERVED]

(16)	Owned 51% by Xerox Middle East Investments (Bermuda) Limited; the remaining 49% is owned by a third party - the Estate of the late Hareb Al Otaiba

(17)	Owned 99% by Xerox Limited; the remaining 1% is owned by Xerox Property Services Limited, another subsidiary of Xerox Limited

(18)	Owned 75% by Xerox Corporation; the remaining 25% is owned by an outside third party in Trinidad

(19)	Owned 95% by Fuji Xerox Co., Ltd. and 5% by Biznet Corporation

(20)	Xerox Europe Finance Limited Partnership is owned 99.9% by Xerox Export LLC and .1% by Xerox Corporation.

(21)	Owned 74% by Xerox Limited and 26% by Xerox Property Services Limited

(22)	Remaining shares transferred in Xerox SAS to Xerox Overseas Holdings Limited after share capital reduction exercise.

(23)	Owned 87.5% by Xerobail SAS and 12.5% by Xerox SAS

(24)	Owned 99.99% by XEROX S.A.S. and .01% by Xerobail SAS

(25)	[RESERVED]

(26)	[RESERVED]

(27)	Owned 99% by NV Xerox SA and 1% by Xerox Financial Services Belux NV

(28)	Owned 99.99% by Xerox Corporation and .01% by Pacific Services and Development Corporation

(29)	[RESERVED]

(30)	Owned 95.73% by Xerox Corporation and 4.27% by Pacific Services and Development Corporation.

(31)	[RESERVED]

(32)	Owned 99.99% by Xerox Corporation and .01% by Pacific Services and Development Corporation (PSDC owns only 1 share)

(33)	[RESERVED]

(34)	Owned 99% by Conway Office Products, LLC (limited partner) and 1% by Global Imaging Systems, Inc. (general partner)

(35)	[RESERVED]

(36)	[RESERVED]

(37)	[RESERVED]

(38)	[RESERVED]

(39)	[RESERVED]

(40)	Owned 99.99% by Xerox Corporation and .01% by Pacific Services and Development Corporation

(41)	Owned 19% by Xerox Business Services, LLC; 37% by Xerox State & Local Solutions, Inc.; 23% by Buck Consultants, LLC; 15% by Xerox State Healthcare, LLC; 6% by ACS HR Solutions, LLC

(42)	Owned 99.9% by ACS Properties, LLC and 0.1% by Xerox Business Services, LLC

(43)	[RESERVED]

(44)	Owned 79.884% by Buck Consultants, LLC and 20.116% by ACS Holdings (Germany) GmbH

(45)	Owned 99.9% by Xerox Business Services, LLC and 0.1% by ACS Business Services, LLC

(46)	Owned 66% by ACS Transport Solutions, Inc.; 17% by Carter Brothers, LLC; and 17% by D&D Electric, Inc.

(47)	Owned 99.9998% by eServices Group (St. Lucia) Ltd.; 0.0002% by ACS Global Inc.

(48)	Owned 93.59% by Xerox Corporation, 6.35% by Xerox Commercial Solutions, LLC and .06% by Xerox State and Local Solutions, Inc.

(49)	Owned 90% by ACS Global Inc; 10% by Xerox Commercial Solutions, LLC

(50)	Owned 93.3750% by Market Line S.A. in Argentina; 6.6250% by ACS Global, Inc.

(51)	Owned 94.9% by ACS Global, Inc.; 2.1% Xerox Commercial Solutions, LLC; 1% LiveBridge, Inc.; 1% Market Line S.A. in Argentina; 1% ACS Middle East, Inc.

(52)	Owned 90% by ACS Global, Inc.; 10% Xerox Commercial Solutions, LLC

(53)	Owned 99.9090% by Affiliated Computer Services International (Barbados) Limited; .0910% by Xerox Commercial Solutions, LLC

(54)
Owned 99.9966 by Affiliated Computer Services International (Barbados) Limited; 0.0006% by ACS Business Services, LLC; .0006% by ACS Lending, Inc.; 0.0006% by ACS Outsourcing Solutions, Inc.; 0.0006% by Xerox State & Local Solutions, Inc.; 0.0006% by Xerox State Healthcare, LLC; 0.0006% by Xerox Business Services, LLC

(55)	Owned 99.9997 by Affiliated Computer Services International B.V.; .0003% by Xerox Business Services, LLC

(56)	Owned 99% by ACS Public Sector Solutions Inc; 1% by Xerox State and Local Solutions, Inc.

(57)	Owned 99.5% by Affiliated Computer Services International B.V.; .5% by Xerox State and Local Solutions, Inc.

(58)	Owned 99.0% by ACS (Cyprus) Holdings Limited; 1.0% by Xerox Commercial Solutions, LLC

(59)	Owned 99.9999% by Affiliated Computer Services International B.V.; .0001% by Xerox State and Local Solutions, Inc.

(60)	[RESERVED]

(61)	Owned 99% by Affiliated Computer Services International B.V.; 1% by Xerox Commercial Solutions, LLC

(62)	Owned 99.9822 by Affiliated Computer Services International B.V.; .0178% by a minority

(63)	Owned 99.9290% by Affiliated Computer Services International B.V.; .0710% by Xerox Commercial Solutions, LLC

(64)	Owned 99.9383% by Affiliated Computer Services Holdings (France) S.A.S.; 0.0616% by Affiliated Computer Services International B.V.; 0.0001 by Xerox Commercial Solutions, LLC

(65)	Owned 99% by Affiliated Computer Services Solutions France S.A.S.; 1% by Xerox State & Local Solutions, Inc.

(66)	Owned 99.8% by ACS Business Process Solutions Limited; 0.2% by Xerox Commercial Solutions, LLC

(67)	Owned 99% by Xerox HR Solutions, LLC; 1% by ACS Human Resource Solutions, LLC

(68)	Owned 99% by ASC Transport Solutions, Inc.; 1% by Xerox State & Local Solutions, Inc.

(69)	[RESERVED]

(70)	Owned 98% by Affiliated Computer International B.V.; 2% by Xerox State & Local Solutions, Inc.

(71)	[RESERVED]

(72)	Owned 99% by Affiliated Computer Services do Brasil Ltda.; 1% by ACS HR Solutions World Services, LLC

(73)	Owned 50% by Unamic/HCN B.V.; 50% by Telesur, a non-ACS/Xerox entity

(74)	Owned 99.9% by Unamic/HCN B.V.; .1% by Unamic Holding B.V.

(75)	Owned 98.99% by Unamic/HCN B.V.; 1.01% by Unamic Holding B.V.